EXHIBIT 10.74
Schedule of employee directors and officers (employed on or after January 1, 2005) who are parties to Indemnity Agreements substantially identical to Exhibit 10.18 to the Allied Waste Industries, Inc. Form 10-Q for the quarter ended March 31, 2004, as filed on May 6, 2004.
Name of employee director or officer:
Robert A. Alberico
Douglas W. Borro
Michael S. Burnett
Charles H. Cotros
Catharine Ellingsen
Edward A. Evans
James E. Gray
Peter S. Hathaway
Steven M. Helm
Jay S. Leyden
Thomas P. Martin
Dale L. Parker
John S. Quinn
Thomas W. Ryan
Joseph Sciarrotta
Donald W. Slager
Donald A. Swierenga
James G. Van Weelden
Thomas H. Van Weelden
Jo Lynn White
James P. Zeumer
John J. Zillmer